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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 4,2006

                              BANCFIRST CORPORATION
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             (Exact name of registrant as specified in its charter)

            Oklahoma                     0-14384               73-1221379
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  (State or other jurisdiction         (Commission          (I.R.S. Employer
        of incorporation)              File Number)        Identification No.)

            101 N Broadway, Oklahoma City, OK                   73102
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        (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (405) 270-1086


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

BancFirst Corporation Announces Acquisition of First Bartlesville Bank

         On August 3rd, 2006 BancFirst Corporation announced that it has completed the acquisition of First Bartlesville Bank.

Exhibit 99.1 Text of Press Release, dated August 4, 2006 issued by BancFirst Corporation titled "BancFirst Corporation Announces Acquisition of First Bartlesville Bank".

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   BANCFIRST CORPORATION
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                                                   (Registrant)

August 4, 2006

                                                   /s/ Joseph T. Shockley, Jr.
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                                                   Joseph T. Shockley, Jr.
                                                   (Principal Financial Officer)